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                                                                    Exhibit 23.6

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statement on Form S-8, pertaining to the Global Imaging Systems, Inc. 1998 Stock Option and Incentive Plan, of our report on the financial statements of Connecticut Business Systems dated February 16, 1998.


                                                  Arthur Andersen LLP


Hartford, Connecticut
June 10, 1999